DEBT CONVERSION
AND PREFERRED STOCK PURCHASE AGREEMENT

THIS DEBT CONVERSION AND PREFERRED STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 8th day of July, 2016 by and between MARSHALL T. REYNOLDS ("Purchaser") and CHAMPION INDUSTRIES, INC ("Seller" or "Corporation").

WHEREAS, the Purchaser previously made a loan to Seller which is evidenced by an unsecured Subordinated Promissory Note in the principal amount of $2,500,000.00 bearing interest at a variable rate of interest equal from time to time to the Wall Street Journal prime rate, which originally was 3.25% per annum and currently is 3.50% per annum, (the "***Subordinated Note***"); and

WHEREAS, on June 15, 2015, the Board of Directors of the Corporation authorized and approved conversion of the Subordinated Note into preferred stock equity that would pay either a 0.00% dividend or 6.00% dividend contingent on the Company's net income after income taxes being at least $1.0 million, such that if the Company's net income after income taxes is less than $1.0 million the dividend rate on such preferred stock would be 0.00% (the "***Conversion***"); and,

WHEREAS, at a special meeting of shareholders of the Seller's Class A Common shares (voting shares), which was held on June 30, 2016, a majority of such shareholders approved amendments to the Seller's Articles of Incorporation that, among other things, authorize creation and issuance of up to 2,500 shares of new Series A Preferred shares, par value $1,000 per share, having the rights, privileges, preferences and characteristics set forth in the Articles of Amendment and Certificate of Amendment filed by the Corporation with the West Virginia Secretary of State on July 6, 2016, attached hereto as **Exhibit A** and made a part hereof (the "***Preferred Stock***") in order to complete the Conversion; and,

WHEREAS, the Corporation and Purchaser wish to complete the Conversion, and to that end, in consideration of the Conversion and the benefits to each party resulting from the Conversion, the Corporation desires to issue to Purchaser, and Purchaser desires to acquire for investment purposes (and not for resale), Two Thousand Five Hundred (2,500) shares of the Preferred Stock (the "***Shares***") on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Purchase of the Shares and Conversion of the Subordinated Note.

a. The Purchaser hereby agrees to purchase the Shares from the Seller, and the Seller hereby agrees to issue and sell the Shares to the Purchaser, in consideration of the cancellation and full and complete release by Purchaser of any and all obligations of the Seller to Purchaser under the Subordinated Note, (the "***Purchase Price***"), at the Closing.

b. At the Closing, Purchaser shall deliver unto Seller (1) a signed Release (in the form attached as Exhibit B hereto) (the "***Release***") and (2) the original Subordinated Note which Seller shall thereupon mark "CANCELED", in exchange for Seller simultaneously delivering unto Purchaser fully executed stock certificate No. 1 (in the form attached as Exhibit C hereto) evidencing ownership by Purchaser of 2,500 shares of the Preferred Stock (being all the Series A Preferred shares authorized to be issued under the Certificate of Amendment and Articles of Amendment attached as Exhibit A hereto) ("***Stock Certificate No. 1***").

c. Upon exchange of the documents described in subsection 2(b) above, the Conversion shall be deemed completed and Purchaser hereby acknowledges and agrees that the debt evidenced by the Subordinated Debt shall be, and hereby is, extinguished, discharged and released completely and fully.

2. Representations and Warranties of the Seller. Seller represents and warrants that (a) Seller has the power and authority under its Articles of Incorporation, as amended (see Exhibit A) to issue, and to deliver and sale to Purchaser, the Shares and Stock Certificate No. 1, free and clear of all liens, claims, encumbrances and restrictions of any kind, in order to complete the Conversion; (b) Seller is not subject to any restraint or limitation upon the issuance and sale of the Shares and Stock Certificate No. 1, and the completion of the Conversion; and (c) no consents from any person are required for the issuance, sale and delivery of the Shares and Stock Certificate No. 1 to Purchaser hereunder in order to complete the Conversion. Seller's execution hereof and the consummation of the transactions contemplated hereby do not violate any order, writ, injunction or decree of any court, administrative agency or governmental body, and will not conflict in any material way with or result in a default in any material respect under any agreement, order or decree to which Seller is a party or by which Seller may be bound or affected.

2. Representations and Warranties of the Purchaser. Purchaser represents and warrants that (a) Purchaser has the full and sole power and authority to exchange and deliver unto Seller the Subordinated Note, in exchange for the Shares and Stock Certificate No.1, and that as delivered to Seller the Subordinated Note is and shall be free and clear of all liens, claims, encumbrances and restrictions of any kind; (b) Purchaser is not subject to any restraint or limitation upon (i) the delivery of the Release and the Subordinated Note in exchange for the Shares or (ii) completion of the Conversion; and (c) no consents from any person are required for (i) the execution and delivery of the Release or (ii) the issuance, sale and delivery of the Release and Subordinated Note (and subsequent cancellation thereof) and the execution and delivery of the Release, all in exchange for the Shares and Stock Certificate No. 1. Purchaser's execution hereof and the consummation of the transactions contemplated hereby do not violate any order, writ, injunction or decree of any court, administrative agency or governmental body, and will not conflict in any material way with or result in a default in any material respect under any agreement, order or decree to which Purchaser is a party or by which Purchaser may be bound or affected.

3. Conditions to Closing. The consummation of the transactions contemplated by this Agreement is subject to each party's execution and delivery of the items required to be delivered by each of them to the other, as set forth in this Agreement.

4. Post-Closing Covenant (Further Assurances). The Purchaser and the Seller, and each of them, hereby covenant and agree that each of them shall take or omit to take such further actions, and shall execute and deliver such further documents, as may be reasonably necessary or convenient to carry out the intent of this Agreement including, but not limited to, completion of the Conversions.

5. Closing. The transactions contemplated by this Agreement shall be consummated at a closing (the "Closing"), which shall occur at the offices of the Corporation, at 4:00 p.m. on the date of this Agreement first set forth above or at such other time or location mutually agreeable to the parties (the "Closing Date").

7. General. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and may be modified or amended only in writing signed by all parties hereto. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective, heirs, successors and assigns. This Agreement shall be construed in accordance with and governed by the laws of the State of West Virginia. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Signature page follows this page.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed the day and year first above written.

PURCHASER:

____
MARSHALL T. REYNOLDS

SELLER:

CHAMPION INDUSTRIES, INC.

By____________________________
Adam M. Reynolds, President and Chief Executive Officer

Exhibit A

CERTIFICATE OF AMENDMENT (ARTICLES OF AMENDMENT)

AMENDING ARTICLES OF INCORPORATION

OF CHAMPION INDUSTRIES, INC.

[See attached.]

State of West Virginia

Certificate

I, Natalie E. Tennant, Secretary of State of the State of West Virginia, hereby certify that

Articles of Amendment to the Articles of Incorporation of

CHAMPION INDUSTRIES, INC.

are filed in my office as required by the provisions of West Virginia Code are found to conform to law. Therefore, I issue this

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

Given under my hand and the Great Seal of the State of West Virginia on this day of July 6, 2016

Secretary of State

FILED

JUL 07 2016

IN THE OFFICE OF
WV SECRETARY OF STATE

ARTICLES OF AMENDMENT
OF THE
ARTICLES OF INCORPORATION
OF CHAMPION INDUSTRIES, INC.

Pursuant to the provisions of Section 31D-10-1003 of the West Virginia Business Corporation Act, the undersigned corporation adopts the following ARTICLES OF AMENDMENT to its Articles of Incorporation:

1. The name of the corporation is Champion Industries, Inc.

2. The following Amendment of the Articles of Incorporation, which amends Article 7 in its entirety, was duly adopted and approved by the shareholders of the corporation entitled to vote thereon (that is, the Class A Common Stock of the corporation, which is the only class of voting common stock under the corporation's Articles of Incorporation), at a special meeting held on June 30, 2016, in the manner prescribed by the West Virginia Business Corporation Act:

Article 7 of the Articles of Incorporation is hereby amended to read as follows:

7(a). The aggregate number of shares which the corporation shall have authority to issue is 127,500 shares, to be divided into 2,500 Preferred Series A shares of the par value of $1,000.00 each; 100,000 Class A common shares of the par value of $1.00 each; and 25,000 shares of Class B common shares of the par value of $1.00 each. This number of shares of each class of common shares reflects the 1:200 reverse stock split approved by the holders of Class A common shares, effective as of 5:00 P.M. Eastern time on July 18, 2015 (unless such effective date is extended by subsequent filing of updated Articles of Amendment further amending this Article 7 for the purpose of restating a new effective date and time, under authority given by the authorizing resolutions duly adopted on June 30, 2016 by the shareholders of the corporation and by pertinent resolutions adopted by the Board of Directors of the corporation). In connection with such reverse stock split, the corporation shall not issue any fractional shares. In lieu of any fractional share interest resulting from such split, the corporation shall pay a price per pre-split share as shall have been determined by the board of directors of the corporation prior to the filing of articles of amendment to the corporation's articles of incorporation to effectuate such 1:200 reverse stock split. The Preferred Series A shares shall have the rights, privileges and limitations as are set forth in subsection 7(e) below. The relative rights, privileges and limitations of the Class A common shares and the Class B common shares shall be in all respects identical, share for share, except that the voting power for the election of directors and for all other voting purposes shall be vested exclusively in the holders of the Class A common shares and, except as otherwise required by law, the holders of Class B common shares shall not have any voting power or be entitled to receive any notice of meetings of shareholders. The number of shares of either class of shares that are covered by Warrants issued and outstanding prior to such amendment of this Article 7 to reflect said reverse stock split, shall be adjusted to reflect the post-split number of shares covered by such Warrant so as to reflect such reverse stock split and to carry out the original economic substance and intent of the Warrants.

7(b). Notwithstanding the foregoing, any Class A common shares held (whether by conversion, direct or indirect purchase, or otherwise) by any shareholder whose

ownership of Class A common shares is subject to the ownership limitations of the Bank Holding Company Act of 1956, as amended, and the regulations promulgated thereunder, may be tendered to the corporation with a request that they be redeemed and converted, on a share for share basis, for certificate(s) representing Class B common shares and such shares shall be redeemed and converted upon the corporation's issuance of certificates for Class B common shares.

7(c). Any share of Class B common shares that is transferred to a holder who is not subject to the ownership limitations of the Bank Holding Company Act of 1956, as amended, and the regulations promulgated thereunder, shall automatically, upon tender to the corporation, be redeemed and converted by the corporation into a share of Class A common shares.

7(d). Any conversion of Class A or Class B common shares pursuant to 7(b) or 7(c) hereof shall be made for no additional consideration.

7(e). Preferred Series A shares shall be non-voting shares. The voting power for the election of directors and for all other voting purposes shall be vested exclusively in the holders of the Class A common shares and, except as otherwise required by law, the holders of Preferred Series A shares shall not have any voting power or be entitled to receive any notice of meetings of shareholders. The Preferred Series A shares are being issued in consideration of the conversion by a stockholder of $2,500,000.00 principal amount of debt owed to such shareholder by the corporation, and shall be issued on the conversion date upon surrender and cancellation of such debt by such stockholder (the "Conversion Date"). Preferred Series A shares shall be entitled to a preference in the event of liquidation as to proceeds thereof, over the common shares. Preferred Series A shares shall be entitled to a contingent dividend (as described in this subsection 7(e), below) and a preference as to dividends, and no dividends shall be paid by the corporation to any holders of any class of common shares unless and until such dividends as are required by this subsection 7(e) have been declared and paid to the holders of Preferred Series A shares. Preferred Series A shares shall be entitled to receive a dividend, at the rate of six percent (6.00%) per annum on the par value thereof, to be paid in the first quarter of the next ensuing fiscal year, following any fiscal year in which the net income of the corporation after taxes is at least $1,000,000.00 or greater; **provided, however**, that no dividend shall be paid on Preferred Series A shares, and such shares shall have a zero percent (0.00%) dividend rate, unless the corporation earned at least $1,000,000.00 in net income after taxes in the prior fiscal year. On each anniversary of the Conversion Date (each, an "**Anniversary Date**"), the corporation shall have the option and right to redeem, in whole or in part, Preferred Series A shares at the redemption price of $1,000 per share (par), at the option of the corporation. Preferred Series A shares not have a conversion right to convert Preferred Series A shares to any class of common shares.

Dated: July 5, 2016 CHAMPION INDUSTRIES, INC.

By: ______________________
Justin T. Evans
Senior Vice President and
Chief Financial Officer

Exhibit B

FORM OF RELEASE

[See attached.]

RELEASE

THE UNDERSIGNED MARSHALL T. REYNOLDS, a West Virginia resident having an office work address of 2450 1st Avenue, Huntington, West Virginia, 25703 "*Releasor*"), **DOES HEREBY RELEASE, DISCHARGE AND FOREVER ACQUIT** Champion Industries, Inc. ("Champion") and its officers, directors, stockholders, employees and agents, from any and all claims, demands, sums of money, actions, rights, causes of action, obligations, of any kind or nature whatsoever (including but not limited to principal thereof as well as accrued interest thereon) relating to that certain **Subordinated Promissory Note** in the principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) bearing interest at a variable rate of interest equal from time to time to the Wall Street Journal prime rate, which originally was 3.25% per annum and currently is 3.50% per annum, (the "***Released Note***") in consideration of the issuance and sale by Champion to Releasor of Two Thousand Five Hundred (2,500) shares of Champion's Series A Preferred stock, having a par value of $1,000 per share, representing all of Champion's authorized Series A Preferred shares of capital stock, (the "***Preferred Stock***") and the execution and delivery to Releasor of Champion's Series A Preferred stock certificate No. 1 evidencing Releasor's ownership of said Preferred Stock.

WITNESS the following signature this 8th day of July, 2016.

MARSHALL T. REYNOLDS

STATE OF WEST VIRGINIA,
COUNTY OF WOOD, TO-WIT:

The foregoing instrument was acknowledged before me this 8th day of July, 2016, by MARSHALL T. REYNOLDS.

My commission expires: February 16, 2021.

NOTARY PUBLIC

NOTARIAL SEAL:

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
Denise J. Hensley
Champion Industries, Inc.
P.O. Box 2968
Huntington, WV 25728
My Commission Expires Feb. 16, 2021

PREPARED BY:
Roger D. Hunter, Esq,
Bowles Rice LLP, P.O. 600 Quarrier Street, WV 25301
(304) 347-1101
rhunter@bowlesrice.com

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